SUNAMERICA STYLE SELECT SERIES, INC.
                               Focused Portfolios

  Supplement to the Statement of Additional Information dated January 28, 2003

          The following section has been added on page 65 of the Statement of Additional Information:

          NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of any SunAmerica Style Select Series, Inc. portfolio without being subject to a front-end sales load or contingent deferred sales charge, with the redemption proceeds of shares of other mutual funds (other than funds managed by the Adviser or its affiliates) redeemed within 30 days prior to that purchase. With respect to shares purchased using the redemption proceeds of Class A and Class B shares of other mutual funds, investors will receive Class A shares. With respect to shares purchased using the redemption proceeds of Class C and Class II shares of other mutual funds, investors will receive Class II shares. To qualify for this privilege, the investor's financial advisor must be affiliated with a member company of American International Group, Inc. If requested, the advisor's broker-dealer must supply proof of entitlement to this privilege.

Dated: November 6, 2003